UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2018

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Not applicable
(former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective March 1, 2018 the Board of Directors (the “Board”) of Owens & Minor, Inc. (the “Company”) elected Mark F. McGettrick to the Board. Mr. McGettrick has not yet been appointed to serve on any Committees of the Board.
On February 23, 2018, each of James E. Rogers and David S. Simmons informed the Company they will not stand for re-election as a director of the Company at its 2018 Annual Meeting of Shareholders to be held May 8, 2018.
A copy of the Company’s press release announcing the events described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective March 1, 2018 and prior to the election of Mr. McGettrick as described in Item 5.02 of this Current Report on Form 8-K, the Board approved an amendment to Section 2.2 of Article II of the Company’s Amended and Restated Bylaws (the “Bylaws”) to increase the size of the Board from 11 directors to 12 directors. Additionally, the Board approved an amendment to the Bylaws to become effective immediately following the Annual Meeting of Shareholders to reduce the size of the Board from 12 to 10 so that no vacancy exists following the Annual Meeting of Shareholders.

Item 7.01 Regulation FD Disclosure
As disclosed in its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities & Exchange Commission on February 23, 2018, the Company now expects that its previously announced acquisition of Halyard Health’s Surgical & Infection Prevention business will close early in the second quarter of 2018.

Item 9.01	Exhibits.

3.1	Amended and Restated Bylaws of the Company effective March 1, 2018
99.1	Press Release issued by the Company on February 28, 2018 announcing the election of Mark F. McGettrick

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: February 28, 2018	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel, Corporate Secretary & Communications

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company effective March 1, 2018
99.1	Press Release issued by the Company on February 28, 2018 announcing the election of Mark F. McGettrick